                                                                    EXHIBIT 10.6


               AMENDMENT NUMBER FOUR TO CONSOLIDATED, AMENDED, AND
                      RESTATED LOAN AND SECURITY AGREEMENT


         THIS AMENDMENT NUMBER FOUR TO CONSOLIDATED, AMENDED, AND RESTATED LOAN AND SECURITY AGREEMENT (THIS "AMENDMENT"), is entered into as of March 31, 1998, between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, MALIBU ENTERTAINMENT WORLDWIDE, INC., a Georgia corporation ("MEWI"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, MOUNTASIA MANAGEMENT COMPANY, a Georgia corporation ("MMC"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, MOUNTASIA PARTNERS I, INC., a Georgia corporation ("MPI"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, MALIBU GRAND PRIX CORPORATION, a Delaware corporation ("MGPC"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, MIAMI CASTLE MGPC, INC., a Florida corporation ("Miami"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, TEMPE MGPC, INC., an Arizona corporation ("Tempe"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, TUCSON MGPC, INC., an Arizona corporation ("Tucson"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, FRESNO MGPC, INC., a California corporation ("Fresno"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, NORTH HOLLYWOOD CASTLE MGPC, INC., a California corporation ("NHC"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, PUENTE HILLS MGPC, INC., a California corporation ("PH"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, PUENTE HILLS SHOWBOAT MGPC, INC., a California corporation ("PHS"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, REDONDO BEACH CASTLE MGPC, INC., a California corporation ("RBC"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, REDWOOD CITY CASTLE MGPC, INC., a California corporation ("RCC"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, REDWOOD CITY MGPC, INC., a California corporation ("RC"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, SAN DIEGO MGPC, INC., a California corporation ("San Diego"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, DENVER MGPC, INC., a Colorado corporation ("Denver"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, ORLANDO CASTLE MGPC, INC., a Florida corporation ("OC"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, ORLANDO MGPC, INC., a Florida corporation ("Orlando"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, TAMPA CASTLE MGPC, INC., a Florida corporation ("TC"), with its chief executive office located at 717 North Hardwood,

Dallas, Texas 75201, TAMPA MGPC, INC., a Florida corporation ("Tampa"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, LENEXA MGPC, INC., a Kansas corporation ("Lenexa"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, MT. LAUREL MGPC, INC., a New Jersey corporation ("Mt.Laurel"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, COLUMBUS MGPC, INC., an Ohio corporation ("Columbus"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, CINCINNATI MGPC, INC., an Ohio corporation ("Cincinnati"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, PORTLAND MGPC, INC., an Oregon corporation ("Portland"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, AUSTIN MGPC, INC., a Texas corporation ("Austin"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, DALLAS CASTLE MGPC, INC., a Texas corporation ("DC"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, DALLAS MGPC, INC., a Texas corporation ("Dallas"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, HOUSTON CASTLE MGPC, INC., a Texas corporation ("HC"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, HOUSTON II MGPC, INC., a Texas corporation ("Houston"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, SAN ANTONIO CASTLE MGPC, INC., a Texas corporation ("SAC"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, SAN ANTONIO MGPC, INC., a Texas corporation ("San Antonio"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, MOUNTASIA DEVELOPMENT COMPANY, a Georgia corporation ("MDC"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, MALIBU GRAND PRIX DESIGN & MANUFACTURING, INC., a California corporation ("MGPDMI"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, MALIBU GRAND PRIX FINANCIAL SERVICES, INC., a California corporation ("MGPFSI"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, OFF TRACK MANAGEMENT, INC., a California corporation ("Off Track"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, MGP SPECIAL, INC., a California corporation ("Special"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, AMUSEMENT MANAGEMENT FLORIDA, INC., a Florida corporation ("Amusement"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, MALIBU GRAND PRIX CONSULTING, INC., a California corporation ("Consulting"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, MOUNTASIA - MEI INTERNATIONAL, INC., a Georgia corporation ("MMEII"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, MOUNTASIA - MEI LIMITED COMPANY, INC., a California corporation ("MMEILC"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, MOUNTASIA - MEI CALIFORNIA, INC., a California corporation ("MCNC"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, MOUNTASIA - MEI CALIFORNIA LIMITED

PARTNERSHIP, a California limited partnership ("MMEICLP"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, MOUNTASIA - MEI MANUFACTURING COMPANY, INC., a Georgia corporation ("MMEIMCI"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, AMUSEMENT CO., INC., a Delaware corporation ("ACI"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, AMUSEMENT CO. PARTNERS, INC., a Delaware corporation ("ACPI"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201, and MOUNTASIA FAMILY ENTERTAINMENT CENTERS, INC., a Texas corporation ("MFEC"), with its chief executive office located at 717 North Hardwood, Dallas, Texas 75201.

         WHEREAS Foothill and Borrower are parties to the Consolidated, Amended, and Restated Loan and Security Agreement, entered into as of August 22, 1996, (as amended to date, the "Loan Agreement");

         WHEREAS Borrower has requested Foothill to amend the Loan Agreement and the other Loan Documents to (i) reflect the relocation of the chief executive office of Borrower and each of its Subsidiaries to 717 North Hardwood, Dallas, Texas 75201, and (ii) to revise the financial covenants with respect to minimum Debt Service Ratio and the minimum Interest Coverage Ratio;

         WHEREAS Borrower has requested Foothill consent to (i) increase the maximum aggregate principal amount of Permitted MEIH Subordinated Debt from $30,000,000 to $65,000,000, (ii) to increase the interest rate on Permitted MEIH Subordinated Debt to 10%, (iii) to increase in the maximum amount of MEIH Current Advances from $9,500,000 to $10,000,000, and (iv) to increase the interest rate and extend the maturity of MEIH Current Advances Payments to correspond to the Borrower's credit facility with Nomura Asset Capital Corporation;

         WHEREAS Foothill has agreed to consent to the forgoing and to amend the Loan Agreement and the other Loan Documents in accordance with the terms hereof upon Borrower's payment of an Amendment Fee of $5,000 and subject to the other terms and conditions hereof;

                  NOW, THEREFORE, in consideration of the mutual promises contained herein, Foothill and Borrower hereby agree as follows:

                  All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Loan Agreement.

                  1. Amendments to the Loan Agreement.

                           a. Each of the references in the initial paragraph of
the Loan Agreement and in any other section thereof to "5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202" hereby are deleted in their entirety and replaced with "717 North Hardwood, Dallas, Texas 75201."

                           b. Section 1.1 of the Loan Agreement hereby is
amended by deleting each of the following definitions in their entirety and substituting the following in lieu thereof:

                           "Amended and Restated Subordinated Promissory Note means that certain Second Amended and Restated Subordinated Promissory Note dated as of March 27, 1998 issued by MEWI in favor of MEIH, subject to the terms and conditions of the Amended and Restated Subordination Agreement, in the form attached hereto as Amended and Restated Annex A".

                           "Current MEIH Advances means advances (other than Permitted MEIH Subordinated Debt) made by MEIH to MEWI and made on or prior to the Fourth Amendment Closing Date, but not to exceed $10,000,000 in aggregate principal amount (and accrued interest thereon at a rate per annum not to exceed LIBOR plus 3.50% (or, following the occurrence of an event of default, 5.0%)), and evidenced by the Amended and Restated MEIH Current Advances Promissory Note".

                           "Fourth Amendment means that certain Amendment Number Four to Consolidated, Amended, and Restated Loan and Security Agreement, dated as of March 31, 1998, between Foothill and Borrower".

                           "Fourth Amendment Closing Date" means March 31,
         1998".

                           "Permitted MEIH Current Advances Payments means, so long as no Event of Default has occurred and is continuing, one or more payments to MEIH, in an amount not to exceed $10,000,000 in aggregate principal amount (and accrued interest thereon at a rate per annum not to exceed LIBOR plus 3.50% (or, following the occurrence of an event of default, 5.0%)), made in connection with the repayment or the prepayment of Current MEIH Advances extended to Borrower by MEIH; provided that, in no event, shall such payment be made with Net Cash Proceeds to the extent constituting a Required Amount".

                           "Permitted MEIH Subordinated Debt means any
         Indebtedness constituting a "Subordinated Obligation" under and as defined in the Amended and Restated Subordination Agreement among MEWI, MEIH, and Foothill in an aggregate principal amount of up to $65,000,000 and evidenced by the Amended and Restated Subordinated Promissory Note".

                           c. Section 1.1 of the Loan Agreement hereby is
amended by adding the following definition in alphabetical order:

                           "Amended and Restated MEIH Current Advances
         Promissory Note means that certain Amended and Restated Promissory Note dated as of March 27, 1998 issued by MEIW in favor of MEIH, in the form attached hereto as Annex B".

                           d. Clause (a) of Section 7.19 of the Loan Agreement
hereby is amended and restated in its entirety as follows:

                                    "(a) Debt Service Ratio. A Debt Service
         Ratio for the Relevant Measuring Period of not less than the relevant amount set forth in the following table, measured on a fiscal quarter-end basis:

         ------------------------------------------------------
           Period Ending                       Minimum Ratio
         ======================================================
           12/31/97                            (4.0) : 1.0
         ------------------------------------------------------

                           e. Clause (d) of Section 7.19 of the Loan Agreement
hereby is amended and restated in its entirety as follows:

                                    "(b) Interest Coverage Ratio. An Interest
         Coverage Ratio for the Relevant Measuring Period most recently ended of not less than the relevant amount set forth in the following table, measured on a fiscal quarter-end basis:

         ------------------------------------------------------
           Period Ending                       Minimum Ratio
         ======================================================
           12/31/97                            (5.0) : 1.0
         ------------------------------------------------------

                           f. The notice address for MEWI contained in Section
12 of the Loan Agreement hereby is amended and restated in its entirety as follows:

                           "IF TO BORROWER:     C/O MALIBU ENTERTAINMENT
                                                WORLDWIDE, INC.
                                                717 North Hardwood
                                                Dallas, Texas 75201
                                                Attn: Mr. Richard M. FitzPatrick
                                                Title:  Vice President
                                                Fax No. 214.210.8752"

                           g. Annex A of the Loan Agreement is hereby amended,
restated, and replaced in its entirety by the Amended and Restated Annex A attached hereto.

                           h. Annex B is hereby added in its entirety to the
Loan Agreement in the form of Annex B attached hereto.

                           i. Each of the references contained in any other Loan
Document to "5895 Windward Parkway, Suite 220, Alpharetta, Georgia 30202" hereby is deleted in its entirety and deemed to be replaced with "717 North Hardwood, Dallas, Texas 75201."

                           j. Each of the references contained in any other Loan
Document to the facsimile telephone number of "770.442.6644" hereby is deleted in its entirety and deemed to be replaced with "214.210.8752".

                  2. Conditions Precedent to the Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the fulfillment, to the satisfaction of Foothill and its counsel, of each of the following conditions:

                           a. Foothill shall have received a certificate of the
Secretary of Borrower attesting to the resolutions of Borrower's Board of Directors authorizing the execution, delivery, and performance of the Loan Agreement as amended by this Amendment and authorizing the specific officers of Borrower to execute same;

                           b. The representations and warranties in this
Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

                           c. After giving effect hereto, no Event of Default or
event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

                           d. No injunction, writ, restraining order, or other
order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, Foothill, or any of their Affiliates;

                           e. No material adverse change shall have occurred in
the financial condition of Borrower or in the value of the Collateral that has not been disclosed to Foothill;

                           f. Foothill shall have received this duly executed
Amendment, which shall be in full force and effect;

                           g. Foothill shall have received the form of the
Second Amended and Restated Subordinated Promissory Note, in form and substance satisfactory to Foothill and its counsel;

                           h. Foothill shall have received the form of the
Amended and Restated MEIH Current Advances Promissory Note, in form and substance satisfactory to Foothill and its counsel;

                           i. Foothill shall have received the Fourth Amendment
Fee of $5,000; and

                           j. All other documents and legal matters in
connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel.

                  3. Permitted MEIH Subordinated Debt. Foothill hereby (i) consents to the incurrence by MEWI of up to $65,000,000 in aggregate principal amount of Indebtedness to MEIH on the terms set forth on the Amended and Restated Subordinated Promissory Note, and (ii) agrees that such Indebtedness shall constitute permitted "Future Subordinated Indebtedness" approved by Foothill in accordance with the Loan Agreement.

                  4. Permitted Current MEIH Advances. Foothill hereby (i) consents to the incurrence by MEWI of up to $10,000,000 in aggregate principal amount of Indebtedness to MEIH on the terms set forth on the Amended and Restated Current MEIH Advances Promissory Note, and (ii) agrees that such Indebtedness shall constitute permitted "Current MEIH Advances" approved by Foothill in accordance with the Loan Agreement.

                  5. Waiver. Foothill hereby waives any Default or Event of Default existing prior to the effectiveness of this Amendment and arising in respect of any provisions of the Loan Agreement or the other Loan Documents amended by, or as a result of the incurrence of any Indebtedness consented to under, this Amendment.

                  6. Condition Subsequent. As a condition subsequent to the effectiveness of this Fourth Amendment, Borrower shall perform or cause to be performed the following (the failure by Borrower to so perform or cause to be performed on the expiry of the applicable period provided therefor constituting an Event of Default, but the failure to perform during the period prior to the expiration of the applicable period provided therefor shall not constitute a Default):

                           a. Within 30 days of the Fourth Amendment Closing
Date, Foothill and Borrower shall have submitted a revised business plan to Foothill, in form and substance satisfactory to Foothill;

                           b. Within 60 days of the Fourth Amendment Closing
Date, Foothill and Borrower shall have amended the Loan Agreement to reflect modifications to Section 7.19 of the Loan Agreement to reflect the revised business plan, such modifications to be in form and substance satisfactory to Foothill in its reasonable discretion. Anything in this section to the contrary notwithstanding, the failure of Borrower to enter into the amendment described herein prior to the expiration of the applicable period provided herein shall not constitute a Default or an Event of Default; and

                           c. Within 90 days of the Fourth Amendment Closing
Date, Foothill and Borrower shall have entered into such mortgages and deeds of trust in respect of Borrower's leasehold estates in respect of which a leasehold mortgage may be granted, as Foothill shall reasonably request, in form and substance satisfactory to Foothill in its reasonable discretion, and the Borrower hereby agrees to make reasonable, good faith, efforts to obtain the consent of the lessor to the granting of such leasehold mortgages.

                  7. Representations and Warranties. Borrower hereby represents and warrants to Foothill that (a) the execution, delivery, and performance of this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) the Loan Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

                  8. Further Assurances. Borrower shall execute and deliver all financing statements, agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time, to perfect and maintain the perfection and priority of Foothill's security interests in the Collateral, and to fully consummate the transactions contemplated under the Loan Agreement and this Amendment.

                  9. Effect on Loan Documents. The Loan Agreement and the other Loan Documents, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and each hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of or as an amendment of any right, power, or remedy of Lender under the Loan Agreement, as in effect prior to the date hereof.

                  10. Miscellaneous.

                           a. Upon the effectiveness of this Amendment, each
reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Loan Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment, and this Amendment.

                           b. Upon the effectiveness of this Amendment, each
reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Loan Agreement as amended by the First Amendment, the Second Amendment, the Third Amendment, and this Amendment.

                           c. This Amendment shall be governed by and construed
in accordance with the laws of the State of California.

                           d. This Amendment may be executed in any number of
counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.


                  [Remainder of page intentionally left blank.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in on the date first written above.

MALIBU ENTERTAINMENT WORLDWIDE, INC., a Georgia corporation
MOUNTASIA FAMILY ENTERTAINMENT CENTERS, INC., a Texas corporation


By: /s/ RICHARD M. FITZPATRICK
   ----------------------------------------
         Name: Richard M. FitzPatrick
              -----------------------------
         Title: Vice President
               ----------------------------


MOUNTASIA MANAGEMENT COMPANY, a Georgia corporation
MOUNTASIA PARTNERS I, INC., a Georgia corporation
MALIBU GRAND PRIX CORPORATION, a Delaware corporation
MIAMI CASTLE MGPC, INC., a Florida corporation
TEMPE MGPC, INC., an Arizona corporation
TUCSON MGPC, INC., an Arizona corporation
FRESNO MGPC, INC., a California corporation
NORTH HOLLYWOOD CASTLE MGPC, INC., a California corporation
PUENTE HILLS MGPC, INC., a California corporation
PUENTE HILLS SHOWBOAT MGPC, INC., a California corporation
REDONDO BEACH CASTLE MGPC, INC., a California corporation
REDWOOD CITY CASTLE MGPC, INC., a California corporation
REDWOOD CITY MGPC, INC., a California corporation
SAN DIEGO MGPC, INC., a California corporation
DENVER MGPC, INC., a Colorado corporation
ORLANDO CASTLE MGPC, INC., a Florida corporation
ORLANDO MGPC, INC., a Florida corporation
TAMPA CASTLE MGPC, INC., a Florida corporation
TAMPA MGPC, INC., a Florida corporation
LENEXA MGPC, INC., a Kansas corporation
MT. LAUREL MGPC, INC., a New Jersey corporation
COLUMBUS MGPC, INC., an Ohio corporation
CINCINNATI MGPC, INC., an Ohio corporation
PORTLAND MGPC, INC., an Oregon corporation
AUSTIN MGPC, INC., a Texas corporation
DALLAS CASTLE MGPC, INC., a Texas corporation
DALLAS MGPC, INC., a Texas corporation
HOUSTON CASTLE MGPC, INC., a Texas corporation
HOUSTON II MGPC, INC., a Texas corporation
SAN ANTONIO CASTLE MGPC, INC., a Texas corporation
SAN ANTONIO MGPC, INC., a Texas corporation

MOUNTASIA DEVELOPMENT COMPANY, a Georgia corporation
MALIBU GRAND PRIX DESIGN & MANUFACTURING, INC., a California corporation
MALIBU GRAND PRIX FINANCIAL SERVICES, INC., a California corporation
OFF TRACK MANAGEMENT, INC., a California corporation
MGP SPECIAL, INC., a California corporation
AMUSEMENT MANAGEMENT FLORIDA, INC., a Florida corporation
MALIBU GRAND PRIX CONSULTING, INC., a California corporation
MOUNTASIA - MEI INTERNATIONAL, INC., a Georgia corporation
MOUNTASIA - MEI LIMITED COMPANY, INC., a California corporation
MOUNTASIA - MEI CALIFORNIA, INC., a California corporation
MOUNTASIA - MEI INTERNATIONAL, INC., a Georgia corporation, in its capacity as general partner of MOUNTASIA - MEI CALIFORNIA LIMITED PARTNERSHIP, a California limited partnership
MOUNTASIA - MEI MANUFACTURING COMPANY, INC., a Georgia corporation
AMUSEMENT CO., INC., a Delaware corporation
AMUSEMENT CO. PARTNERS, INC., a Delaware corporation


By: /s/ RICHARD M. FITZPATRICK
   ------------------------------------
         Name: Richard M. FitzPatrick
              -----------------------------
         Title: Vice President
               ----------------------------


FOOTHILL CAPITAL CORPORATION,
a California corporation



By:
   -------------------------
Name:
     -----------------------
Title:
      ----------------------